                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Marc O. Mayer
                                                  ------------------------------
                                                          Marc O. Mayer

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Greater China '97 Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ David H. Dievler
                                                  ------------------------------
                                                        David H. Dievler

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ John H. Dobkin
                                                  ------------------------------
                                                         John H. Dobkin

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Michael J. Downey
                                                  ------------------------------
                                                        Michael J. Downey

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Greater China '97 Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

   in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ William H. Foulk, Jr.
                                                  ------------------------------
                                                      William H. Foulk, Jr.

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ D. James Guzy
                                                  ------------------------------
                                                          D. James Guzy

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Fixed-Income Shares, Inc.

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Nancy P. Jacklin
                                                  ------------------------------
                                                        Nancy P. Jacklin

Dated: August 3, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Joseph J. Bertini, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein Institutional Reserves, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Large Cap Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Multi-Market Strategy Trust, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Marshall C. Turner, Jr.
                                                  ------------------------------
                                                     Marshall C. Turner, Jr.

Dated: February 9, 2006

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Marc O. Mayer, Andrew L. Gangolf, Emilie D. Wrapp, Nancy E. Hay, Stephen J. Laffey and Christina Morse and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of

   .   AllianceBernstein Balanced Shares, Inc.

   .   AllianceBernstein Blended Style Series, Inc.

   .   AllianceBernstein Bond Fund, Inc.

   .   AllianceBernstein Cap Fund, Inc.

   .   AllianceBernstein Corporate Shares

   .   AllianceBernstein Emerging Market Debt Fund, Inc.

   .   AllianceBernstein Exchange Reserves

   .   AllianceBernstein Fixed-Income Shares, Inc.

   .   AllianceBernstein Focused Growth & Income Fund, Inc.

   .   AllianceBernstein Global Government Income Trust, Inc.

   .   AllianceBernstein Global Health Care Fund, Inc.

   .   AllianceBernstein Global Research Growth Fund, Inc.

   .   AllianceBernstein Global Strategic Income Trust, Inc.

   .   AllianceBernstein Global Technology Fund, Inc.

   .   AllianceBernstein Growth and Income Fund, Inc.

   .   AllianceBernstein High Yield Fund, Inc.

   .   AllianceBernstein Institutional Funds, Inc.

   .   AllianceBernstein International Growth Fund, Inc.

   .   AllianceBernstein International Research Growth Fund, Inc.

   .   AllianceBernstein Mid-Cap Growth Fund, Inc.

   .   AllianceBernstein Municipal Income Fund, Inc.

   .   AllianceBernstein Municipal Income Fund II

   .   AllianceBernstein Real Estate Investment Fund, Inc.

   .   AllianceBernstein Trust

   .   AllianceBernstein Utility Income Fund, Inc.

   .   AllianceBernstein Variable Products Series Fund, Inc.

   .   The AllianceBernstein Portfolios

   .   The AllianceBernstein Pooling Portfolios

   .   Sanford C. Bernstein Fund II, Inc.

and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                                  /s/ Earl D. Weiner
                                                  ------------------------------
                                                         Earl D. Weiner

Dated: January 17, 2007